UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 11, 2010
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street, Worcester, MA 01605
(Address of Principal Executive Offices) (Zip Code)

 Registrant’s telephone number, including area code: (508) 767-3861
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          On August 11, 2010, RXi Pharmaceuticals Corporation (the “Company”) issued a press release announcing its financial results for its second quarter ended June 30, 2010, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.
          On August 11, 2010, the Company held a teleconference announcing its financial results for its second quarter ended June 30, 2010. A transcript of this teleconference is attached as Exhibit 99.2 to this Current Report and incorporated herein by reference.
          The information being furnished under Item 2.02 in this Form 8-K, including the accompanying exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued by RXi Pharmaceuticals Corporation on August 11, 2010

99.2	Transcript of RXi Pharmaceuticals Corporation’s second quarter 2010 results teleconference held August 11, 2010.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: August 13, 2010	By:	/s/ Amy Tata
		Name:	Amy Tata
		Title:	Principal Accounting Officer

Index to Exhibits
99.1	Press Release issued by RXi Pharmaceuticals Corporation on August 11, 2010

99.2	Transcript of RXi Pharmaceuticals Corporation’s second quarter 2010 results teleconference held August 11, 2010.